Exhibit 32.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Newport Bancorp, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

August 11, 2006	/s/ Kevin M. McCarthy
Kevin M. McCarthy
President and Chief Executive Officer

August 11, 2006	/s/ Bruce A. Walsh
Bruce A. Walsh
Senior Vice President and Chief Financial Officer